                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    John T. Bennett, Jr.

Date:  April 6, 1999

                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    Nancy J. Dunn

Date:  April 6, 1999

                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    Philip D. English

Date:  April 6, 1999

                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    William A. Humenuck

Date:  April 6, 1999

                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    James P. Pappas

Date:  April 6, 1999

                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    Norton H. Reamer

Date:  April 6, 1999

                              UAM FUNDS, INC. II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Gary
L. French, Michael E. DeFao and Robert R. Flaherty, and any one of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as officer, to execute in his name on behalf of UAM Funds, Inc. II (the "Fund") any agreement previously approved by the Board of the Fund, and all amendments to the Fund's Articles of Incorporation, foreign corporation qualification and authority to conduct business, and any and all instruments necessary or incidental in connection therewith pursuant to the laws of the State of Maryland, and the Commonwealth of Massachusetts, as applicable. Further, such attorneys-in-fact and agents may file same with the State of Maryland or the Commonwealth of Massachusetts as the case which have been previously approved or adopted by the Board of Directors. The undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do cause to be done by virtue hereof. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the purposes stated above.



                                    __________________________
                                    Peter M. Whitman, Jr.

Date:  April 6, 1999